UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2006

                       FIRST NIAGARA FINANCIAL GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-23975                42-1556195
-----------------------------     ---------------------       ----------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      First Niagara Financial Group, Inc. (the "Company") was notified on June 16, 2006, that as a result of a change in the recordkeepers and trustees for the First Niagara Financial Group 401(k) Plan (the "Plan"), there will be a blackout period beginning on July 18, 2006, and ending on August 18, 2006, during which participants in the Plan will be temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold common stock of the Company, to obtain a loan or distribution from the Plan, or to obtain a hardship withdrawal from the Plan, and that Julie M. LaForest should be contacted at (716) 625-7500 with any questions concerning the blackout period.

      As a result of the foregoing, on June 20, 2006, the Company sent a Blackout Notice Concerning Limitations on Trading in First Niagara Financial Group, Inc. ("Notice") to its directors and executive officers informing them that a blackout period with respect to directors and executive officers is expected to be in effect beginning July 18, 2006 and ending on August 18, 2006 for the Plan.

      The Notice was provided to the Company's directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired. Not applicable

      (b)   Pro Forma Financial Information. Not Applicable

      (c)   Exhibits.

            Exhibit No.          Description
            -----------          -----------

            99.1 Blackout Notice Concerning Limitations on Trading in First Niagara Financial Group, Inc. to Executive Officers and Directors of First Niagara Financial Group, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: June 20, 2006                         By: /s/ John R. Koelmel
                                                --------------------------------
                                                John R. Koelmel
                                                Chief Financial Officer
                                                (Duly Authorized Representative)